SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported) April 1, 1998
                                                 -------------------------------


--------------------------------------------------------------------------------
                        Merrill Lynch Municipal ABS, Inc.
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------

          New York                  33-56254                   13-369-8229
(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)             Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
                (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (212) 449-9938


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     The undersigned registrant hereby amends the following item of its Current Report dated April 1, 1998 on Form 8-K as set forth in the pages attached hereto:

Item 7.
          (c) Exhibits.

               1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of April 1, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:    12/22/04          MERRILL LYNCH MUNICIPAL ABS, INC.


                            By:  /s/ Edward J. Sisk
                                 -----------------------------
                                 Name:  Edward J. Sisk
                                 Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded
Municipal Certificates, Series 1, Series 2, Series 3 relating to the         5
Distribution Date of April 1, 1998

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
               relating to the Distribution Date of April 1, 1998

[LOGO]    Bankers Trust Company
          Four Albany Street, New York, New York 10006

                              Mailing Address:
                              P.0. Box 318, Church Street Station
                              New York, New York 10008

Colleen Shay-Persuad
Bankers Trust Company
Telephone: (212) 250-6378

March 20, 1998

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
7 Hanover Square - 2nd Floor
New York, NY 10004
Attn: Shandon Chakaraburty

Re:  Merrill Lynch Municipal ABS, Inc.
     Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 1998. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at the above referenced number.

Very truly yours,



/s/ Colleen Shay-Persuad

Attachment

[LOGO]    Bankers Trust Company
          Four Albany Street, New York, New York 10006

                            Mailing Address:
                            P.O. Box 318, Church Street Station
                            New York, New York 10008

Colleen Shay-Persuad
Bankers Trust Co.
(212) 250-6125

March 20, 1998

Kerstin Stanley
Merrill Lynch

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Kerstin:

For the above referenced issues, the principal and interest information for April 1, 1998 is attached. All other relevant information is as follows:


          Premium on Bonds                             None
          Trustee Fees Payable                         None
          Interest Shortfall on Bonds                  None
          Aggregate Shortfall on Bonds                 None
          Accrued Interest undistributed to holders    None
          Accrued Principal undistributed to holders   None
          Underlying Bonds on issues                   Attached


Should you have any questions please call me at (212) 250-6125.

Thank You,


/s/ Colleen Shay-Persuad
enc.

                              SERIES 1 CERTIFICATES

----------- ----------- ------------ ------------- -------------- ------------ ------------------
            Certificate                                            Interest        Principal
  Class      Maturity      CUSIP     Certificate   Certificate      Amount          Amount
  Number       Date       Number         Rate         Amount          Due             Due
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    6       4/1/1998    021433 EA1   4.80             85,000.00      2,040.00          85,000.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    7       10/1/1998   021433 EB9   4.80             85,000.00      2,040.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    8       4/1/1999    021433 EC7   4.90             90,000.00      2,205.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    9       10/1/1999   021433 ED5   4.90             90,000.00      2,205.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    10      4/1/2000    021433 EE3   5.00             95,000.00      2,375.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    11      10/1/2000   021433 EF0   5.00             95,000.00      2,375.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    12      4/1/2001    021433 EG8   5.00            100,000.00      2,500.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    13      10/1/2001   021433 EH6   5.00            100,000.00      2,500.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    14      4/1/2002    021433 EJ2   5.10            105,000.00      2,677.50               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    15      10/1/2002   021433 EK9   5.10            295,000.00      7,522.50               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    16      4/1/2003    021433 EL7   5.10            100,000.00      2,550.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    17      10/1/2003   021433 EM5   5.10            320,000.00      8,160.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    18      4/1/2004    021433 EN3   5.20             95,000.00      2,470.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    19      10/1/2004   021433 EP8   5.20            340,000.00      8,840.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    20      4/1/2005    021433 EQ6   5.25             95,000.00      2,493.75               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    21      10/1/2005   021433 ER4   5.25            360,000.00      9,450.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    22      10/1/2008   021433 EX1   5.50          1,495,000.00*    41,112.50               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    23      10/1/2010   021433 FB8   5.60          1,130,000.00*    31,640.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    24      10/1/2012   021433 FF9   5.70          1,200,000.00*    34,200.00               0.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
    RI      10/1/2012   021433 FG7   Variable         70,675.00    Residual-->          2,237.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------
  TOTAL                                            $6,345,675.0   $169,356.25         $87,237.00
----------- ----------- ------------ ------------- -------------- ------------ ------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Altamonte Springs FLA Authority
     13.125% 10/01/12, $3,910,000

                              SERIES 2 CERTIFICATES

-------------- ---------- ------------- ---------- --------------- ------------- ---------------
               Certificate                                           Interest      Principal
    Class      Maturity      CUSIP      Certificate  Certificate      Amount         Amount
   Number        Date        Number       Rate          Amount         Due            Due
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
      6        4/1/1998   70252B AU7    4.80          220,000.00       5,280.00      220,000.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
      7        10/1/1998  70252B AV5    4.80          225,000.00       5,400.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
      8        4/1/1999   70252B AW3    4.90          230,000.00       5,635.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
      9        10/1/1999  70252B AX1    4.90          240,000.00       5,880.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     10        4/1/2000   70252B AY9    5.00          245,000.00       6,125.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     11        10/1/2000  70252B AZ6    5.00          250,000.00       6,250.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     12        4/1/2001   70252B BA0    5.00          255,000.00       6,375.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     13        10/1/2001  70252B BB8    5.00          265,000.00       6,625.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     14        4/1/2002   70252B BC6    5.10          270,000.00       6,885.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     15        10/1/2002  70252B BD4    5.10          795,000.00      20,272.50            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     16        4/1/2003   70252B BE2    5.10          265,000.00       6,757.50            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     17        10/1/2003  70252B BF9    5.10          860,000.00      21,930.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     18        4/1/2004   70252B BG7    5.20          250,000.00       6,500.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     19        10/1/2004  70252B BH5    5.20          925,000.00      24,050.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     20        4/1/2005   70252B BJ1    5.25          240,000.00       6,300.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     21        10/1/2005  70252B BK8    5.25        1,000,000.00      26,250.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     22        10/1/2007  70252B BP7    5.40        2,255,000.00*     60,885.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     23        10/1/2010  70252B BV4    5.60        5,000,000.00*    140,000.00            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     24        10/1/2012  70252B BZ5    5.70        1,915,000.00*     54,577.50            0.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
     RI        10/1/2012  70252B CA9    Variable       85,365.00   Residual -->        4,429.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------
    TOTAL                                         $15,790,365.00   $421,977.50     $224,429.00
-------------- ---------- ------------- ---------- --------------- ------------- ---------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                              SERIES 3 CERTIFICATES


----------- ----------- ------------- ---------- ----------------- ---------------- -------------
            Certificate                                               Interest       Principal
  Class      Maturity      CUSIP      Certificate   Certificate        Amount          Amount
  Number       Date        Number       Rate           Amount            Due            Due
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    6       4/1/1998    684503 TG0    4.80           925,000.00          22,200.00    925,000.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    7       10/1/1998   684503 TH8    4.80           945,000.00          22,680.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    8       4/1/1999    684503 TJ4    4.90           970,000.00          23,765.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    9       10/1/1999   684503 TK1    4.90           995,000.00          24,377.50          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    10      4/1/2000    684503 TL9    5.00         1,020,000.00          25,500.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    11      10/1/2000   684503 TM7    5.00         1,045,000.00          26,125.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    12      4/1/2001    684503 TN5    5.00         1,070,000.00          26,750.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    13      10/1/2001   684503 TP0    5.00         1,095,000.00          27,375.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    14      4/1/2002    684503 TQ8    5.10         1,125,000.00          28,687.50          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    15      10/1/2002   684503 TR6    5.10         3,190,000.00          81,345.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    16      4/1/2003    684503 TS4    5.10         1,100,000.00          28,050.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    17      10/1/2003   684503 TT2    5.10         3,425,000.00          87,337.50          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    18      4/1/2004    684503 TU9    5.20         1,065,000.00          27,690.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    19      10/1/2004   684503 TV7    5.20         3,675,000.00          95,550.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    20      10/1/2005   684503 TX3    5.25         4,975,000.00*        130,593.75          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    21      10/1/2006   684503 TZ8    5.30         5,225,000.00*        138,462.50          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    22      10/1/2007   684503 UB9    5.40         5,480,000.00*        147,960.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    23      10/1/2008   684503 UD5    5.50         5,785,000.00*        159,087.50          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    24      10/1/2009   684503 UF0    5.60         6,085,000.00*        170,380.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    25      10/1/2010   684503 UH6    5.60         6,410,000.00*        179,480.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    26      10/1/2011   684503 UK9    5.70         6,750,000.00*        192,375.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    27      10/1/2012   684503 UM5    5.70         4,910,000.00*        139,935.00          0.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
    RI      10/1/2012   684503 UN3    Variable        72,453.00     Residual -->        2,575.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------
  TOTAL                                          $67,337,453.00      $1,805,706.25   $927,575.00
----------- ----------- ------------- ---------- ----------------- ---------------- -------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
     13.125%, 10/01/12, $41,650,000